BLACKROCK FUNDS II —
BLACKROCK PREPARED PORTFOLIO 2010

Supplement dated October 1, 2010 to the
Prospectus and Statement of Additional Information, each dated February 26, 2010

On September 15, 2010, the Board of Trustees of BlackRock Funds II, on behalf of its series, BlackRock Prepared Portfolio 2010 (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on October 15, 2010, except for qualified retirement plans, the Fund will no longer accept orders to purchase Fund shares from new investors or existing shareholders. On or about December 10, 2010, all of the assets of the Fund will be liquidated completely, and the Fund will then be terminated.

PR&SAI-LCPP-1010SUP